EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ Richard C. Adkerson
Richard C. Adkerson

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.
/s/ A. Peyton Bush, III
A. Peyton Bush, III

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ William P. Carmichael
William P. Carmichael

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ Robert A. Day
Robert A. Day

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ James C. Flores
James C. Flores

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ Gerald J. Ford
Gerald J. Ford

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.
/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ Suzanne T. Mestayer
Suzanne T. Mestayer

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON  his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ James R. Moffett
James R. Moffett

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ John F. Wombwell
John F. Wombwell

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

EXHIBIT 24.2

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2011, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

EXECUTED on February 6, 2012.

/s/ Nancy D. Parmelee
Nancy D. Parmelee